                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas J. McKearn and T. Jerome Madison or either of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that either of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         SIGNATURE                                 TITLE                              DATE
         ---------                                 -----                              ----
/s/ William C. Mills III          Chairman of the Board of Directors              May 22, 1996
- ---------------------------
    William C. Mills III

/s/ Thomas J. McKearn             President, Chief Executive Officer and          May 22, 1996
- ---------------------------       Director (Principal Executive Officer)
    Thomas J. McKearn

/s/ T. Jerome Madison             Vice President, Chief Financial                 May 22, 1996
- ---------------------------       Officer, Secretary and Director
    T. Jerome Madison             (Principal Financial and Accounting
                                  Officer)


/s/ Robert F. Hendrickson         Director                                        May 22, 1996
- ---------------------------
    Robert F. Hendrickson

/s/ Donald E. O'Neill             Director                                        May 22, 1996
- ---------------------------
    Donald E. O'Neill

/s/ Charles E. Austin             Director                                        May 22, 1996
- ---------------------------
    Charles E. Austin

/s/ John E. Bagalay, Jr.          Director                                        May 22, 1996
- ---------------------------
    John E. Bagalay, Jr.

/s/ Ronald J. Brenner             Director                                        May 22, 1996
- ---------------------------
    Ronald J. Brenner

/s/ James A. Grigsby              Director                                        May 22, 1996
- ---------------------------
    James A. Grigsby